Exhibit 10.30

June 15, 2005

Willowbridge Associates Inc.
101 Morgan Lane — Suite 180
Plainsboro, N.J. 08536

Attention: Mr Steve R. Crane

Re:    Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Alera 100

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr.
Chief Financial Officer & Director
By:	/s/ Steven R. Crane

Print Name:	Steven R. Crane

DRMcA/sr

Exhibit 10.30

May 31, 2005

Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204

Attn: Ms. Terry Becks

Re:    Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	CMF Campbell Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr.
Chief Financial Officer & Director
CAMPBELL & COMPANY, INC.
By:	/s/ Terry Becks

Print Name:	Terry Becks

DRMcA/sr

Exhibit 10.30

June 15, 2005

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re:    Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	Alera 100

•	Alera Portfolio Spc

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr.
Chief Financial Officer & Director
By:	/s/ Paul Sedlack

Print Name:	Paul Sedlack

DRMcA/sr

Exhibit 10.30

June 15, 2005

Capital Fund Management
6 Boulevard Haussmann
75009 Paris
France

Attention: Jean-Pierre Aguilar, CFO

Re:    Management Agreement Renewals

Dear Mr. Aguilar:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	Alera 100

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC
By:	/s/ Daniel R. McAuliffe, Jr.
Daniel R. McAuliffe, Jr.
Chief Financial Officer & Director
By:	/s/ Jean-Pierre Aguilar

Print Name:	Jean-Pierre Aguilar

DRMcA/sr